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                                  CERTIFICATION

I, Thomas J. O'Keeffe, Chief Financial Officer of Cedar Shopping Centers, Inc. (the "Company"), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify as follows:

1. The Annual Report on Form 10-K of the Company for the period ended December 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, I have executed this Certification this 10th day of March 2005.

                                                  /s/ THOMAS J. O'KEEFFE
                                                  -----------------------
                                                  Thomas J. O'Keeffe
                                                  Chief Financial Officer